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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2000


                        First Sierra Receivables II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                       First Sierra Receivables III, Inc.
            ---------------------------------------------------------
            (Exact name of Co-Registrant as specified in its charter)


----------------------------     ----------------            -------------------
          Delaware                  333-12199                    76-0543174
                                 ----------------
          Delaware               (Commission File                76-0589331
----------------------------         Number)                 -------------------
(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)
                                                             -------------------
      c/o First Sierra Financial, Inc.                             77002
       Attention: E. Roger Gebhart                               ----------
      600 Travis Street, Suite 7050                              (Zip Code)
            Houston, Texas
----------------------------------------
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (713) 221-8822
                                                           --------------

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                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Contracts

                  First Sierra Receivables II, Inc. and First Sierra Receivables III, Inc. (the "Depositor" and, together with First Sierra Receivables II, Inc. (the "Registrants") have registered issuances of an aggregate of up to $188,652,729 in principal amount of contract-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-12199) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor formed a trust, the Healthcare Equipment Contract Trust 2000-1, a common law trust acting through its trustee Christiana Bank & Trust Company, not in its individual capacity but solely as Owner Trustee (the "Trust"), pursuant to which the Trust issued Notes under an Indenture (the "Indenture"), attached hereto as Exhibit 4.1, dated as of April 1, 2000, by and among the Trust, SierraCities.com Inc., as servicer ("SierraCities.com," and the "Servicer") and Bankers Trust Company, as indenture trustee (the "Trustee"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes consist of three classes, the Class A-1 Notes, Class A-2 Notes and Class B Notes. The Class A-1 Notes represent the right to receive repayment of the initial Class A-1 Note Principal Balance ($75,000,000) of the Class A-1 Notes and monthly interest at a rate of 7.49% per annum on the unpaid portion of such principal amount, the Class A-2 Notes represent the right to receive repayment of the initial Class A-2 Note Principal Balance ($99,600,000) of the Class A-2 Notes and monthly interest at a rate of 7.77% per annum on the unpaid portion of such principal amount and the Class B Notes represent the right to receive repayment of the initial Class B Note Principal Balance ($14,052,729) of the Class B Notes and monthly interest at a rate of 7.95% per annum on the unpaid portion of such principal amount.

                  The rights to receive such payments are based solely upon the interests represented by the Class A Notes and the Class B Notes in the Trust Assets (the "Trust Assets") which secures the Class A Notes and the Class B Notes. The assets of the Trust will consist of certain finance leases and commercial loans received after the close of business on March 1, 2000 (the "Initial Cut-Off Date") (such leases, the "Initial Contracts"), a security interest in the underlying equipment or property leased thereby (the "Equipment" and, together with the Initial Contracts, the "Receivables") and certain other property more fully described in the Prospectus Supplement.

                  On April 11, 2000 (the "Closing Date"), the Depositor and certain trusts sponsored by First Sierra transferred the Initial Contracts and the related Equipment to the Trust pursuant to the Receivables Transfer Agreement, dated as of March 1, 2000 (the "Receivables Transfer Agreement"), attached hereto as Exhibit 10.1, among SierraCities.com, the Depositor, First Union National Bank, Variable Funding Capital Corporation, Fairway Finance Corporation, First Sierra Equipment Contract Trust 1999-H, the Trustee and the Trust.

                  Principal and interest will be paid to the Class A Noteholders monthly on the 18th day (or the next succeeding business day thereafter) of each month, commencing May 18, 2000 (each, a "Payment Date"), as further described herein. Interest will accrue on the Class A Notes and the Class B Notes from Payment Date to Payment Date, or with respect to the initial Payment Date, from April 11, 2000.

                  As of the Closing Date, the Contracts possessed the characteristics described in the Prospectus dated March 28, 2000 , the Prospectus Supplement dated March 31, 2000 and the Supplement to the Prospectus Supplement dated April 11, 2000, filed pursuant to Rule 424(b) of the Act.



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                  Item 7. Financial Statements, Pro Forma Financial Information
and Exhibits.

(a) Not applicable

(b) Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated March 31, 2000, among First Sierra Receivables III, Inc., SierraCities.com Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

                  4.1 Indenture, dated as of March 1, 2000, among First Sierra Healthcare Equipment Contract Trust 200-1, a common law trust acting through Christiana Bank & Trust Company, not in its individual capacity but solely as Owner Trustee, SierraCities.com Inc., as servicer, and Bankers Trust Company, as Indenture Trustee.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of April 11, 2000.

                  10.1 Receivables Transfer Agreement, dated as of March 1, 2000, among SierraCities.com Inc., First Sierra Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, Fairway Finance Corporation, First Sierra Equipment Contract Trust 1999-H, Bankers Trust Company and First Sierra Healthcare Equipment Contract Trust 2000-1, a common law trust acting through Christiana Bank & Trust Company, not in its individual capacity but solely as Owner Trustee.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned hereunto duly authorized.


                                       FIRST SIERRA RECEIVABLES II, INC.



                                       By: /s/ Sandy B. Ho
                                          --------------------------------------
                                          Name: Sandy B. Ho
                                          Title: Senior Vice President


                                       FIRST SIERRA RECEIVABLES III, INC.



                                       By: /s/ Sandy B. Ho
                                          --------------------------------------
                                          Name: Sandy B. Ho
                                          Title: Senior Vice President


Dated:  April 11, 2000



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                                  EXHIBIT INDEX

EXHIBIT
  NO.             DESCRIPTION
-------           -----------
1.1               Underwriting Agreement, dated March 31, 2000, among First
                  Sierra Receivables III, Inc., SierraCities.com Inc., Merrill
                  Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated, as Representative of the several Underwriters.

4.1               Indenture, dated as of March 1, 2000, among First Sierra
                  Healthcare Equipment Contract Trust 200-1, a common law trust acting through Christiana Bank & Trust Company, not in its individual capacity but solely as Owner Trustee, SierraCities.com Inc., as servicer, and Bankers Trust Company, as Indenture Trustee.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of April 11, 2000.

10.1 Receivables Transfer Agreement, dated as of March 1, 2000, among SierraCities.com Inc., First Sierra Receivables III,
                  Inc., First Union National Bank, Variable Funding Capital
                  Corporation, Fairway Finance Corporation, First Sierra
                  Equipment Contract Trust 1999-H, Bankers Trust Company and
                  First Sierra Healthcare Equipment Contract Trust 2000-1, a common law trust acting through Christiana Bank & Trust
                  Company, not in its individual capacity but solely as Owner
                  Trustee.